UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2008

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	985-892-5521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is being provided under Form 8-K Item 2.02 and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

On February 21, 2008, Pool Corporation, a Delaware corporation, issued a press release announcing its fiscal 2007 earnings results.

A copy of the press release is included herein as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On February 21, 2008, Pool Corporation issued two press releases included herein as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Pool Corporation on February 21, 2008, announcing its fiscal 2007 earnings results.
99.2	Press release issued by Pool Corporation on February 21, 2008, announcing that is has signed a definitive agreement to acquire National Pool Tile Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         POOL CORPORATION

                         By:           /s/ Mark W. Joslin
                          Mark W. Joslin
                          Vice President and Chief Financial Officer

Dated: February 21, 2008